BLACKROCK SERIES FUND, INC.

BlackRock Balanced Capital Portfolio

(the “Fund”)

Supplement dated October 2, 2019 to the Prospectus and Statement of Additional Information (“SAI”) of the

Fund, each dated May 1, 2019, as supplemented to date

On September 18, 2019, the Board of Directors of BlackRock Series Fund, Inc. approved the appointment of each of BlackRock International Limited and BlackRock (Singapore) Limited as a sub-adviser of the Fund (together, the “Sub-Advisers”), pursuant to a separate sub-advisory agreement between each Sub-Adviser and BlackRock Advisors, LLC with respect to the Fund. The addition of each Sub-Adviser as a sub-adviser of the Fund is effective on October 2, 2019.

Effective immediately, the following changes are made to the Fund’s Prospectus and SAI, as applicable:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Balanced Capital Portfolio — Investment Manager” is amended to add the following:

The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited (the “Sub-Advisers”). Where applicable, “BlackRock” refers also to the Sub-Advisers.

The second paragraph of the section of the Prospectus entitled “Management of the Funds — BlackRock” is amended to add the following:

BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, and BlackRock (Singapore) Limited (“BRS,” and together with BIL, the “Sub-Advisers”), a registered investment adviser organized in 2000, are affiliates of BlackRock, and each acts as a sub-adviser for Balanced Capital Portfolio.

The eleventh paragraph of the section of the Prospectus entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements with the Sub-Advisers, with respect to Balanced Capital Portfolio, under which BlackRock pays each Sub-Adviser for services it provides for that portion of Balanced Capital Portfolio for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with respect to each of the Funds is included in the respective Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2018. A discussion of the basis for the Board’s approval of the sub-advisory agreements with the Sub-Advisers with respect to Balanced Capital Portfolio will be included in Balanced Capital Portfolio’s annual shareholder report for the fiscal year ending December 31, 2019.

The section of the Prospectus entitled “For More Information — Funds and Service Providers” is amended to add the following:

SUB-ADVISERS

BlackRock International Limited1

Exchange Place One

1 Semple Street

Edinburgh, EH3 8JB

United Kingdom

BlackRock (Singapore) Limited1

20 Anson Road #18-01

079912 Singapore

[1]	For BlackRock Balanced Capital Portfolio.

The third paragraph of the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS,” and, together with BIL, the “Sub-Advisers”), pursuant to which BlackRock pays each Sub-Adviser for providing services to BlackRock with respect to that portion of Balanced Capital Portfolio for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

The Investment Management Agreement will continue in effect for an initial period of two years and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the respective Portfolios, and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act), of any such party. The Investment Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the Fund. The sub-advisory agreements with respect to Balanced Capital Portfolio will continue in effect for an initial period of two years and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of Balanced Capital Portfolio, and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act), of any such party. The sub-advisory agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of Balanced Capital Portfolio.

Shareholders should retain this Supplement for future reference.

PRSAI-19057-1019SUP

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